                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                           1-2394             13-3768097
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(State or other jurisdiction            (Commission        (IRS Employer
 of incorporation)                      File Number)       Identification No.)

                 110 East 59th Street, New York, New York 10022
                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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            On January 22, 2002, WHX Corporation  announced that a fire occurred at Handy & Harman's Sumco Inc. plating  facility on Sunday evening,  January 20,
2002, and was  extinguished on Monday morning,  January 21, 2002. Handy & Harman is a wholly-owned subsidiary of WHX Corporation.

Item 7.   Financial Statements and Exhibits.
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       (c)     Exhibits
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               Exhibit No.      Exhibits
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                  99.1          Press Release of WHX  Corporation  dated January
                                22, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHX CORPORATION

Dated: January 22, 2002                    By:   /s/ Robert K. Hynes
                                                 -------------------
                                           Name:  Robert K. Hynes
                                           Title: Vice President - Finance